INTANGIBLE ASSETS, NET - Annual Amortization Expense Of Intangible Assets (Details) $ in Thousands	Jun. 30, 2023 USD ($)
INTANGIBLE ASSETS, NET
2024	$ 1,329
2025	1,166
2026	1,040
2027	1,040
2028	$ 1,040